Non-current financial assets	12 Months Ended
Dec. 31, 2017
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Non-current financial assets

Note 9: Other non-current assets

(€‘000)	As of December 31,
	2017	2016
Deposits	273	311
R&D Tax credit receivable	1,161

Total	1,434	311

The non-current financial assets are composed of security deposits paid to the lessors of the building leased by the Group and to the Social Security administration. In 2017, the Company recognized also for the first time a receivable on the amounts to collect from the federal government as R&D tax credit (€1.2 million). The R&D tax credit receivable was previously considered subject to high uncertainty. The management estimate was updated at year-end 2017 based on the expected cash inflows as from the year 2020.